EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 (AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Sector 10, Inc. (fna SKRM Interactive, Inc).; on Form 10-KSB for the fiscal year ended March 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), Laurence A. Madison, Chief Financial Officer of the Company, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

 Date: July 14, 2008

By:	/s/ LAURENCE A. MADISON
Laurence A. Madison
Chief Financial Officer